UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2012

ENDEAVOR POWER CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-52534	72-1619357
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
84 Winnismmet Drive Chelsea, MA 02150
(Address of principal executive offices)
(303) 726-0279
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ENDEAVOR POWER CORP.

FORM 8-K

Current Report

ITEM 4.01. CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

On October 23, 2012, the Board of Directors of Endeavor Power Corp. (the “Company”) dismissed M&K CPA’s, PLLC (“M&K”), the Company’s former independent registered public accounting firm. On October 24, 2012, the Board of Directors of the Company selected Stan Jeong Ha Lee, CPA (the “New Accountant”) to serve as the Company’s auditor for the fiscal year ended December 31, 2011.

During the period of M&K’s engagement with the Company and through October 23, 2012, there have been no disagreements with the Former Accountant (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused them to make reference thereto in their report on financial statements for any period.

During the period of the Former Accountant’s engagement and through October 23, 2012, there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

During the period of the Former Accountant’s engagement and through October 23, 2012, neither the Registrant nor anyone on its behalf has consulted with the New Accountant regarding either:

•	The application of accounting principles to specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that the New Accountant concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

•	Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

The Company has provided M&K a copy of the foregoing disclosures. Attached as Exhibit 16.6 is a copy of the letter from M&K dated October 23, 2012, stating its agreement with such statements.

On October 24, 2012, with the prior approval of its Board of Directors, the Registrant engaged the New Accountant as its independent registered public accounting firm.

The Company has not consulted with the New Accountant regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements during the two most recent fiscal years through present.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

16.6	Letter from M&K CPAS, PLLC dated October 23, 2012, to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDEAVOR POWER CORP.

By:	/s/ Gardner Williams
Gardner Williams President, CEO

Octobet 24, 2012
Date